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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-58561) of Hines Horticulture, Inc. of our report dated February 16, 2000, except as to Note 18 which is as of March 3, 2000, relating to the financial statements, which appears in this Form 10-K.

PRICEWATERHOUSECOOPERS LLP

Newport Beach, California
March 27, 2000